ANCHOR
                                    GOLD AND
                                    CURRENCY
                                      TRUST



                                  ANNUAL REPORT
                                DECEMBER 31, 1998

--------------------------------------------------------------------------------
                         ANCHOR GOLD AND CURRENCY TRUST
--------------------------------------------------------------------------------


  Comparison of the Change in Value of a $10,000 Investment in the Anchor Gold
             & Currency Trust and Gold Bullion and the XAU Index






                              [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         ANCHOR GOLD AND CURRENCY TRUST
--------------------------------------------------------------------------------


                CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


Assets:
Investments at quoted market value (cost $15,291,714;
 see Schedule of Investments, Notes 1, 2, & 5).................  $  12,277,630
Cash  .........................................................        508,332
Dividends and interest receivable..............................         10,964
Other assets...................................................          1,809
                                                                   ------------
     Total assets..............................................     12,798,735
                                                                   ------------

Liabilities:
Accrued expenses and other liabilities (Note 3)................         64,531
                                                                   ------------
     Total liabilities.........................................         64,531
                                                                   ------------

Net Assets:
Capital stock (9,829,269 shares of no par value stock authorized,
 amount paid in on 3,036,896 shares outstanding) (Note 1)......     19,632,947

Accumulated undistributed net investment income (Note 1).......       (851,097)
Accumulated realized loss from security transactions, net (Note 1)  (3,033,562)
 Net unrealized depreciation in value of investments (Note 2)..     (3,014,084)
                                                                   ------------
     Net assets (equivalent to $4.19 per share, based on
      3,036,896 capital shares outstanding)....................  $  12,734,204
                                                                  =============

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                      CONSOLIDATED STATEMENT OF OPERATIONS
                                DECEMBER 31, 1998


Income:
 Dividends.....................................................  $      48,587
 Interest......................................................
                                                                       278,664
                                                                   ------------
     Total income..............................................        327,251
                                                                   ------------

Expenses:
 Management fees (Note 3)......................................         98,895
 Pricing and bookkeeping fees (Note 4).........................         20,230
 Legal fees....................................................         14,000
 Audit and accounting fees.....................................          9,500
 Transfer fees (Note 4)........................................          6,500
 Custodian fees................................................          4,803
 Trustees' fees and expenses...................................          4,000
 Printing expense..............................................          1,600
 Chicago Stock Exchange listing fees...........................          1,250
 Other expenses................................................          7,473
                                                                   ------------
     Total expenses............................................        168,251
                                                                   ------------

Net investment income..........................................        159,000
                                                                   ------------

Realized and unrealized loss on investments:
  Realized loss on investments-net.............................       (654,950)
  Decrease in net unrealized appreciation in investments.......        (85,345)
                                                                   ------------
     Net loss on investments...................................       (740,295)
                                                                   ------------
Net decrease in net assets resulting from operations...........  $    (581,295)
                                                                   ============

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS


                                                    Year Ended     Year Ended
                                                    December 31,  December 31,
                                                       1998           1997
                                                 ------------------------------
From operations:
 Net investment income........................... $   159,000     $    155,423
 Realized loss on investments, net...............    (654,950)      (1,742,176)
  Decrease in net unrealized
   appreciation in investments...................     (85,345)      (4,327,754)
                                                  --------------  -------------
 Net decrease in
   net assets resulting from operations..........    (581,295)      (5,914,507)
                                                  --------------  -------------
Distributions to shareholders:
 From net investment income
  ($0.20 per share in 1998 and $0.01 per share in    (586,664)         (32,040)
1997)
                                                  --------------  -------------
     Total distributions to shareholders.........    (586,664)         (32,040)
                                                  --------------  -------------

From capital share transactions:

                                Number of Shares
                                    1998 1997
                            -----------------------
 Proceeds from sale of
  shares..................       --         --         --                --
 Shares issued to share-
  holders in distributions
  reinvested..............  132,619        6,998       555,675          31,982
 Cost of shares redeemed..  (15,497)    (775,836)      (71,169)     (3,753,107)
                           ---------    ---------     -----------  ------------
 Increase (decrease) in net
  assets resulting from
  capital
  share transactions......  117,122     (768,838)      484,506      (3,721,125)
                            ========    ==========    -----------  ------------

Net decrease in net assets.......................    (683,453)      (9,667,672)
Net assets:
  Beginning of period............................   13,417,657       23,085,329
                                                    ============   ============
  End of period (including undistributed
   net investment income of ($851,097)
      and ($852,234), respectively)..............  $12,734,204       13,417,657
                                                    ============   ============

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                CONSOLIDATED  SELECTED  PER SHARE DATA AND  RATIOS
                 (for a share outstanding throughout each period)


                                          Year Ended December 31,
                             1998       1997        1996       1995       1994
                          -----------------------------------------------------
Investment income........   $(0.19)      $0.08      $0.03      $0.04      $0.03
Expenses, net............    (0.09)       0.05       0.07       0.06       0.09
                          -----------------------------------------------------
Net investment income       (0.10)        0.03      (0.04)     (0.02)     (0.06)
(loss)...................
Net realized and
unrealized
 gain (loss) on
investments..............   (0.11)      (1.68)      0.61       0.11      (0.90)
Distributions to
shareholders:
  From net investment
   income................   (0.20)      (0.01)      --         --         --
  From net realized gain
     on investments......    --          --         --         --         --
                          -----------------------------------------------------
Net (decrease) increase
 in net asset value......   (0.41)      (1.66)      0.57       0.09      (0.96)
Net asset value:
 Beginning of period.....    4.60        6.26       5.69       5.60       6.56
                          =====================================================
 End of period...........    $4.19       $4.60      $6.26      $5.69      $5.60
                          =====================================================
Ratio of expenses to
 average net assets......    1.27%       1.12%      1.10%      1.10%      1.12%
Ratio of net investment
income
 (loss) to average net
assets...................   1.20%       0.78%     (0.60%)    (0.47%)    (0.68%)
Portfolio turnover.......   0.53        0.24       0.18       0.17       0.32
Average commission rate
paid.....................   0.0403      0.0454     0.0389     0.0441     0.0475
Number of shares
 outstanding at end of
 period..................  3,036,896  2,919,774  3,688,612  3,688,612 3,688,612

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998
                                                                      Value
  Quantity                                                           (Note 1)

COMMON STOCKS -- 21.03%
           Gold/Silver Mining Stocks
  140,000  Aquiline Resources Incorporated..........................$    5,600
   10,000  Canabrava Diamond Corporation............................     4,800
   45,000  Euro Nevada Mining Corporation Limited...................   731,250
   30,000  Franco Nevada Mining Corporation.........................   576,600
   40,000  Golden Star Resources Limited............................    40,000
  210,000  Guyanor Resources SA*....................................    75,600
  300,000  Miramar Mining Corporation...............................   276,000
   30,000  Normandy Mining Ltd. ADR.................................   279,600
  247,200  Northern Orion Exploration Limited*......................    42,024
   10,000  Southwestern Gold Corporation............................    39,200
  159,900  Universal Gold Limited*..................................   578,838
  350,000  War Eagle Mining Company Incorporated....................    28,000
                                                                    -----------
          Total common stocks (cost $5,506,020)....................  2,677,512
                                                                    -----------

FOREIGN TIME DEPOSITS -- 74.83%
34,073,332 French Franc, maturing 01/04/99, at 2.875%
           (cost $6,095,719).......................................  6,092,312
19,220,114 French Franc, maturing 01/15/99, at 3.150%
            (cost $3,428,868)......................................  3,436,556
                                                                    -----------
           Total foreign time deposits (cost $9,524,587)............ 9,528,868
                                                                    -----------
GOLD OPTIONS -- 0.56%
   15,000  Gold Bullion March 1999 300 Call.........................    45,000
   15,000  Gold Bullion April   1999 310 Call.......................    26,250
                                                                    -----------
           Total gold options (cost $261,107).......................    71,250
                                                                    -----------

          Total investments (cost $15,291,714)..................... 12,277,630
                                                                    -----------

CASH & OTHER ASSETS, LESS LIABILITIES -- 3.58%.....................    456,574
                                                                    ===========
           Total Net Assets........................................$12,734,204
                                                                    ===========

* Non income producing security

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



                                       15
1. Significant accounting policies:
   Anchor Gold and Currency Trust, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
   A. Investment securities--
     Security transactions are recorded on the date the investments are purchased or sold. Each day, at noon, securities traded on national security exchanges are valued at the last sale price on the primary exchange on which they are listed, or if there has been no sale by noon, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of noon. Gold bullion is valued each day at noon based on the New York spot gold price. Gold coins are valued based on valuations published in the Wall Street Journal. Temporary cash investments are stated at cost, which approximates market value. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.
   B.Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains increasing net investment income, resulted in a net increase in undistributed net investment income and a increase in accumulated realized loss from security transactions. This reclassification had no affect on net assets.
   C. Capital Stock-- The Trust records the sales and redemptions of its capital stock on trade date.

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

                                   (Continued)

   D.Principles  of  Consolidation--  The  consolidated  statements  include the consolidated operations of Anchor Gold & Currency Limited of which the Trust owns all outstanding shares. Intercompany receivables, payables and transactions have been eliminated.
   E.Foreign Currency-- Amounts  denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:
      A. Market value of investment securities, other assets and liabilities at the 12:00 noon Eastern Time rate of exchange at the balance sheet date.
      B. Purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred). The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

2. Tax basis of investments:
   At December 31, 1998, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. Aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost was $810,860. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $3,824,944. Net unrealized depreciation in investments at December 31, 1998 was $3,014,084.

3. Investment advisory service agreements:
   The investment advisory contract with Anchor Investment Management Corporation (the "investment adviser") provides that the Trust will pay the adviser a fee for investment advice based on 3/4 of 1% per annum of average daily net assets. At December 31, 1998, investment advisory fees of $7,535 were due and were included in "Accrued expenses and other liabilities" in the accompanying Consolidated Statement of Assets and Liabilities. David Y.
   Williams, a Trustee of the Trust, is President and a Director of the Investment Adviser.

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

                                   (Continued)


4. Certain transactions:
   Anchor Investment Management Corporation provides transfer agent services for the Trust. Fees earned by Anchor Investment Management Corporation for transfer agent services for the year ended December 31, 1998 were $6,500. Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received $32,480 in brokerage commissions during the year ended December 31, 1998. Fees earned by Anchor Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 1998 were $16,000.

5. Purchases and sales:
   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 1998 were:
     Cost of securities acquired:
       U.S. Government and investments backed by such
       securities.......................................  $   14,653,982
       Other investments................................     102,550,784
                                                            ===============
                                                          $  117,204,766
                                                            ===============
     Proceeds from sales and maturities:
       U.S. Government and investments backed by such
       securities.......................................  $   17,519,297
       Other investments................................      99,945,876
                                                            ===============
                                                          $  117,465,173
                                                            ===============

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


INDEPENDENT AUDITORS' REPORT


To the Shareholders and Trustees of Anchor Gold & Currency Trust:


We have audited the accompanying statement of assets and liabilities of Anchor Gold & Currency Trust (a Massachusetts business trust), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Anchor Gold & Currency Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                    LIVINGSTON & HAYNES, P.C.



Wellesley, Massachusetts,
January 19, 1999.

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================


                              OFFICERS AND TRUSTEES


MAURICE A. DONAHUE                                    Trustee
Director and Professor, Institute for Governmental
Services and Walsh-Saltonstall Professor of
Practical Politics, University of Massachusetts

SPENCER H. LE MENAGER                                 Trustee
President, Equity Inc.

ERNIE BUTLER                                          Trustee
President, I.E. Butler Securities

MAURICE A. DONAHUE                                    Trustee
Director and Professor, Institute for Governmental
Services and Walsh-Saltonstall Professor of
Practical Politics, University of Massachusetts

DAVID W.C. PUTNAM                                     Chairman
Chairman, Board of Directors, F.L. Putnam             and Trustee
Investment Management Corporation
President and Director, F.L. Putnam Securities
Company Incorporated

J. STEPHEN PUTNAM                                     Vice President and
President, Robert Thomas Securities                   Treasurer

DAVID Y. WILLIAMS                                     President, Secretary
President and Director, Meeschaert & Co., Inc.,       and Trustee
President and Director, Anchor Investment
Management Corporation

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

================================================================================
                         ANCHOR GOLD AND CURRENCY TRUST
================================================================================




             INVESTMENT ADVISER, ADMINISTRATOR AND TRANSFER AGENT
                   Anchor Investment Management Corporation
            579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                (508) 831-1171

                                   DISTRIBUTOR
                             Meeschaert & Co., Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612

                                    CUSTODIAN
                         Investors Bank & Trust Company
                  89 South Street, Boston, Massachusetts 02111

                          INDEPENDENT PUBLIC ACCOUNTANT
                            Livingston & Haynes, P.C.
                  40 Grove St., Wellesley, Massachusetts 02482

                                  LEGAL COUNSEL
                             Thorp Reed & Armstrong
              One Riverfront Center, Pittsburgh, Pennsylvania 15222





This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's record or other pertinent information.